EXHIBIT 99.1
 Investor Presentation   September 2021

 Forward-looking Statements and Non-GAAP Financial Measures  Some of the statements in this presentation constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements can generally be identified by such words as “anticipate”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “plan”, “seek”, “should”, “will” or variations of such words or other similar expressions and the negatives of such words. All statements included in this report that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including such matters as future capital expenditures, dividends and acquisitions (including the amount and nature thereof), business strategies, expansion and growth of our operations and other such matters, are forward-looking statements. These statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Such statements are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance or achievements, financial and otherwise, may differ materially from the results, performance or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to: negative impacts from the continued spread of COVID-19, including on the U.S. or global economy or on our business, financial position or results of operations; economic and other market conditions, including real estate and market conditions, that could impact us, our properties or the financial stability of our tenants; consumer spending and confidence trends, as well as our ability to anticipate changes in consumer buying practices and the space needs of tenants; our relationships with our tenants and their financial condition and liquidity; any difficulties in renewing leases, filling vacancies or negotiating improved lease terms; the inability of our properties to generate increased, or even sufficient, revenues to offset expenses, including amounts we are required to pay to municipalities for real estate taxes, payments for common area maintenance expenses at our properties and salaries for our management team and other employees; the market value of our assets and the supply of, and demand for, retail real estate in which we invest; risks of real estate acquisitions and dispositions, including our ability to identify and acquire retail real estate that meet our investment standards in our markets, as well as the potential failure of transactions to close; risks of operating properties through joint ventures that we do not fully control; financing risks, such as the inability to obtain debt or equity financing on favorable terms or the inability to comply with various financial covenants included in our Unsecured Revolving Credit Facility (the "Facility") or other debt instruments we currently have or may subsequently obtain, as well as the level and volatility of interest rates, which could impact the market price of our common stock and the cost of our borrowings; environmental risk and regulatory requirements; risks related to our status as a real estate investment trust, including the application of complex federal income tax regulations that are subject to change; legislative and regulatory changes generally that may impact us or our tenants; as well as other risks identified in our Annual Report on Form 10-K for the fiscal year ended October 31, 2020 under Item 1A. Risk Factors and in the other reports filed by the Company with the Securities and Exchange Commission (the “SEC”).This presentation may include references to certain non-GAAP financial measures.  Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures can be found in the Company’s earnings press releases and SEC reports, which are available on our website at www.ubproperties.com.

 Today’s Presenters  John T. HayesSenior V.P. and Chief Financial Officer  Willing L. BiddlePresident and Chief Executive Officer

 Company Overview  ~86% of GLA anchored by grocery / pharmacy / wholesale club  Strong balance sheet and liquidity profile  Attractive dividend yield (4.8% as of September 1, 2021)  79 properties with a total of 5.1 million Gross Leasable Area (GLA)  Concentration on quality suburban markets outside New York City  Valley Ridge Shopping Center, Wayne NJ  Lidl Grand Opening- Pompton Lakes Town Square, Pompton Lakes NJ  The premier grocery anchored shopping center REIT in the suburban NY Metro Area

 One of the strongest demographic profiles among public shopping center REITsThe median household income within a 3-mile radius of UBA’s properties is ~70% higher than the national average median household income. This metric is one of the highest of all retail REITsHigh barrier to entry and high cost marketsLimited supply in the Company’s dense and developed core markets  Focused Portfolio In Suburban Tri-State Area  County  % of UBP GLA  # Households  Avg. household income  Fairfield   31%  344,687   $154,055   Westchester  22%  356,232  159,264  Putnam  10%  35,031  145,821  Bergen   8%  344,059  153,494  Litchfield  8%  73,775  106,322  U.S. median      $96,765   Percentage of Portfolio in Super Zips(a)  Note: Demographics represent a 3-mile radius of UBA properties. U.S. zip codes in the 95th percentile based on education and income based on property sq. ft.KRG not pro forma for merger with RPAI; KIM not pro forma for merger with WRI. Source: SNL, Company data  (21%)  (4%)  (10%)  (33%)  (<1%)  (2%)  (9%)  (3%)  (5%)  (3%)  (6%)  (2%)  (% of GLA)  (b)  (b)

 Attractive Sub-Market Demographics  Assets are located in affluent communities with high barriers to entry and compelling demographics  Note: Mean state household income represents 2020. UBA data as of July 31, 2021.(a) KRG not pro forma for merger with RPAI; KIM not pro forma for merger with WRI. Source: Company filings, SNL  (a)  (a)

 Concentration In Strongest Leasing Markets  Note: UBA data as of July 31, 2021. Peer data as of June 30, 2021. Pro forma for merger with RPAI as of 3/31/2021.Pro forma for merger with WRI as of 12/31/2020.Source: Company filings  Average Base Rent per Square Foot  (a)  (b)

 Strong Tenant Base – Focus on Grocery Anchored & Internet Resistant  The portfolio currently consists of ~86% supermarket / pharmacy / wholesale club anchored centers77% of ABR leased to internet resistant tenants   Top Tenants  Number of leases  % of Total Annual Base Minimum Rents    8  8.2%    10  4.7%    6  3.4%  .  3  2.8%    4  2.6%    3  2.0%    3  1.6%    3  1.4%    2  1.2%    4  1.1%  Total  46  29.0%  Note: Top Tenants and Lease Expiration data as of July 31, 2021. Internet Resistance as of July 31, 2021. Leases include a lease with Bed Bath & Beyond, as well as separate leases with Christmas Tree Shops and Harmon Cosmetics.2021 figure represents lease expirations from November 1, 2020 to October 31, 2021 and month-to-month leases. 35% of leased square feet expiring in 2022 represent 4 grocery store leases with renewal options that we expect the tenants to exercise (52% of the 35% have been renewed), as well as the lease with Christmas Tree Shop that has been renewed. 49% of leased square feet expiring in 2023 represent 3 grocery store leases and one wholesale club with renewal options that we expect the tenants to exercise, as well as the lease with Bed Bath & Beyond that also has renewal options.  Lease Expiration Schedule(b,c)  % of UBA Annual Base Rent  (a)

Dividend Performance

- **206** uninterrupted quarterly dividend payments
- **Sustainable payout ratio** – 87% average FFO payout ratio over the last 10 years

Strong Annual Dividend Growth (pre-COVID-19)



Class A (UBA)
Common (UBP)
Dividend per share
$0.76
$0.68
$0.86
$0.78
$0.96
$0.87
$1.01
$0.90
$1.02
$0.90
$1.04
$0.92
$1.06
$0.94
$1.08
$0.96
$1.10
$0.98
FY 1999
FY 2004
FY 2009
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019

Recent Sector Dividend Summary[a]

	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3 '21	Change from Q1 2020	Current yield
UBP	$0.25	$0.06	$0.13	$0.13	$0.13	$0.21	$0.21[b]	(17%)	5.1%
UBA	$0.28	$0.07	$0.14	$0.14	$0.14	$0.23	$0.23[b]	(18%)	4.8%
WSR	$0.29	$0.11	$0.11	$0.11	$0.11	$0.11	$0.11	(62%)	4.3%
BRX	$0.22	Suspended	--	--	$0.08	$0.08	$0.12	(45%)	3.7%
FRT	$0.29	Suspended	--	$0.22	$0.22	$0.22	$0.22	(25%)	3.6%
REG	$1.05	$1.05	$1.06	$1.06	$1.06	$1.06	$1.07	2%	3.5%
KRG	$0.32	$0.05	$0.08	$0.15	$0.17	$0.18	$0.18	(43%)	3.5%
SITC	$0.60	$0.60	$0.60	$0.60	$0.60	$0.60	$0.60[c]	0%	3.4%
KIM	$0.22	Suspended	--	--	$0.15	$0.15	$0.15	(32%)	3.2%
UE	$0.28	Suspended	$0.10	$0.16	$0.17	$0.17	$0.17	(39%)	3.1%
AKR	$0.20	Suspended	--	$0.05	$0.11	$0.12	$0.12	(40%)	3.0%
ROIC	$0.29	Suspended	--	--	$0.15	$0.15	$0.15	(48%)	2.8%
RPT	$0.20	Suspended	--	--	$0.11	$0.11	$0.11	(45%)	2.4%
RPAI	$0.17	Suspended	*$0.05*	$0.06	$0.07	$0.07	$0.08	(56%)	2.2%

(a) The Company's fiscal year is November 1st through October 31st. All other REITs presented in the table have calendar-based fiscal years. Therefore, the dividend data presented for the Company reflects the fiscal quarter just completed, but paid or to be paid in the following quarter. For all other REITs, the dividend data presented reflects the fiscal quarter in which the dividend was declared. Market data as of September 1, 2021.

(b) For the Company, the dividend data reflects common quarterly dividends only and is based on dividends announced on September 1, 2021 and to be paid in October 2021. For all other REITs presented, dividend data is based on dividends declared in their third quarter.

(c) Assumes second quarter 2021 dividend held constant for third quarter 2021.

51 consecutive years of uninterrupted dividends

Source: Company filings, SNL

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Company Update – Successful Navigation through COVID-19

UBP
URSTADT BIDDLE PROPERTIES INC.

- Company has remained resilient through the pandemic and has positioned itself to capitalize on the recovery
- Strong leasing, collections and liquidity allow the Company to comfortably cover fixed costs, preferred dividends, and increased common dividends

Key Statistics as of July 31, 2021

- **91%** of consolidated portfolio leased
- **99.4%** of tenants open and operating
- **71%** of ABR designated as an essential business
- **94%** of total Q3 '21 base rent collected
- **~4%** of ABR granted abatement relief

Steps Taken and Strategy

- Seamlessly transitioned employees to remote working from March – May 2020
- Provided tenants ample resources and guidance through online portal to aid in accessing governmental financial support
- Launched program dedicating parking spots for curbside pick-up for use by tenants and their customers
- Evaluate relief requests on case-by-case basis to arrive at optimal outcome for tenant and landlord

"...our top priority is to work with all of our tenants to make sure their businesses survive and thrive coming out the other side of this pandemic" – ***Willing Biddle***

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 Portfolio CompositionABR Exposure by Category  Portfolio Composition(% of ABR)  Exposure by Category(% of ABR)  Note: As of July 31, 2021.     Internet Resistant    Potential Risk    Higher Risk    Internet Resistance

 Operational UpdateTenant Operating Status  Tenant Operations(% of ABR)  Tenants Open by Category(% of ABR)  Note: As of July 31, 2021.

 Operational UpdateTenant Composition and Collections  Note: As of July 31, 2021. Base rent collections as of September 1, 2021.   Tenant Composition (% of ABR)  Base Rent Collections (% of ABR)

 Operational UpdateJuly Base Rent Collections  July Base Rent Collection  July 2021 Base Rent Collections by Category  Note: As of July 31, 2021.

Operational Update
Consolidated Portfolio Relief Agreements

UBP
URSTADT BIDDLE PROPERTIES INC.

Relief Request Progress (out of ~870 tenants)



# of tenants
402
Requests subsequently withdrawn
117
285
Requests completed
284
1
Deferrals: 4.1% of ABR
Abatements: 4.3% of ABR
Initial rent relief requests
Requests remaining after withdrawals
Remaining tenant relief requests

Deferral & Abatement Summary

Average Deferral Term (months)	10.2
Total Deferred Rent ($mm)	$3.9
Total Abated Rent ($mm)	$4.1

Deferral Repayments by Year

Deferral repayments have been robust as tenants begin to recover

- 91% collected from deferred rents due in the 12 months ended October 2020
- 95% collected from deferred rents due in the 9 months ended July 2021



2020
5%
2023
2%
2022
11%
2021
82%

Note: As of July 31, 2021.

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Key Elements of Urstadt's Financial Strategy

UBP
URSTADT BIDDLE PROPERTIES INC.

Maintain a conservative balance sheet with low leverage and ample liquidity

- Total debt to total assets of 30%[a]
- Fixed charge coverage ratio of 3.1x[b]
- Small mortgage rollover risk
  - 2021: None
  - 2022: $49.5 million
  - 2023: None

Match long-term assets with long-term fixed rate debt or equity funding

Maintain access to diverse sources of capital including:

- Short-term bank credit line increased to $125 million in capacity in fiscal 2021 ($175 million with accordion)
- Long-term non-recourse fixed rate mortgages
- Common and preferred equity

Maintain stable dividend with sustainable FFO payout ratio

Total capitalization



Mortgage & Bank Debt 26%
Equity 57%
Preferred equity 17%

Note: Market data as of September 1, 2021.
(a) Based on the current capitalization as of July 31, 2021.
(b) Based on results for the 9 months ended July 31, 2021.

16

 Funds from operations(a)  Same property net operating income(b)  Operating results   Note: As of July 31, 2021. See non-GAAP reconciliations on slide 18. Management has adopted the definition suggested by The National Association of Real Estate Investment Trusts (“NAREIT”) and defines FFO to mean net income (computed in accordance with GAAP) excluding gains or losses from sales of property, plus real estate-related depreciation and amortization and after adjustments for unconsolidated joint ventures.Same Property NOI excludes from Net Operating Income (“NOI”) properties that have not been owned for the full periods presented. The most directly comparable GAAP financial measure to NOI is operating income. To calculate NOI, operating income is adjusted to add back depreciation and amortization, general and administrative expense, interest expense, amortization of above and below-market lease intangibles and to exclude straight-line rent adjustments, interest, dividends and other investment income, equity in net income of unconsolidated joint ventures, and gain/loss on sale of operating properties.   51.7%  44.1%

Non-GAAP Reconciliations

UBP
URSTADT BIDDLE PROPERTIES INC.

Reconciliation of Net Income Available to Common and Class A Common Stockholders to Funds From Operations:T	Nine months ended July 31,		Three Months Ended July 31	
	2021	2020	2021	2020
Net Income Applicable to Common / Class A Stockholders	$27,475	$9,446	$18,375	$1,576
Real property depreciation	17,198	16,994	5,737	5,658
Amortization of tenant improvements and allowances	3,312	3,245	960	1,170
Amortization of deferred leasing costs	1,209	1,279	363	451
Depreciation and amortization on unconsolidated JV	1,126	1,122	376	375
(Gain)/loss on sale of property	(12,213)	328	(11,807)	-
FFO Applicable to Common / Class A Stockholders	$38,107	$32,414	$14,004	$9,230
Funds from Operations (Diluted) Per Share:				
Common	$0.89	$0.76	$0.33	$0.22
Class A Common	$1.00	$0.85	$0.36	$0.24
Weighted Average Number of Shares Outstanding (Diluted):				
Common and Common Equivalent	9,564	9,479	9,697	9,281
Class A Common and Class A Common Equivalent	29,722	29,610	29,828	29,540

Same Property Operating Results:	Nine Months Ended July 31,			Three Months Ended July 31,		
	2021	2020	Δ	2021	2020	Δ
Number of Properties	74			74		
Revenue:						
Base Rent	$74,627	$70,673	6%	$24,659	$21,529	15%
Uncollectable amounts in lease income-same property	(1,380)	(3,460)	(60)%	-	(1,615)	(100)%
ASC Topic 842 cash-basis lease income reversal-same property	(1,882)	(1,776)	6%	10	(1,776)	(101)%
Recoveries from tenants	26,742	20,857	28%	9,273	6,960	33%
Other property income	304	787	(61)%	88	576	(85)%
	98,411	87,081	13%	34,030	25,674	33%
Expenses:						
Property operating	10,977	8,609	28%	3,269	2,361	39%
Property taxes	17,586	17,521	0%	5,902	5,869	1%
Other non-recoverable operating expenses	1,464	1,315	11%	453	502	(10)%
	30,027	27,445	9%	9,624	8,732	10%
Same Property Net Operating Income	68,384	59,636	15%	24,406	16,942	44%

Note: Dollars in thousands.

Reconciliation of Same Property NOI to Most Directly Comparable GAAP Measure:	Nine Months Ended July 31,			Three Months Ended July 31,		
	2021	2020	Δ	2021	2020	Δ
Other reconciling items:						
Other non same-property NOI	$804	$1,088		$89	$313	
Other Interest income	349	336		118	88	
Other Dividend Income	-	182		-	-	
Consolidated lease termination income	801	460		97	112	
Consolidated amortization of above and below market leases	455	525		166	175	
Consolidated straight line rent income	(2,702)	1,780		(371)	1,230	
Equity in net income of unconsolidated JV	1,025	1,160		365	184	
Taxable REIT subsidiary income/(loss)	419	719		165	393	
Solar income/(loss)	(159)	(91)		88	107	
Storage income/(loss)	805	714		360	240	
Unrealized holding gains during the periods	-	-		-	(109)	
Gain on sale of marketable securities	-	258		-	258	
Interest expense	(10,062)	(10,123)		(3,329)	(3,475)	
General and administrative expenses	(6,876)	(8,495)		(2,139)	(2,111)	
Uncollectable amounts in lease income	(1,380)	(3,490)		-	(1,645)	
Uncollectable amounts in lease income-same property	1,380	3,460		-	1,615	
ASC Topic 842 cash-basis lease income reversal	(1,882)	(1,776)		10	(1,776)	
ASC Topic 842 cash-basis lease income reversal-same property	1,882	1,776		(10)	1,776	
Directors fees and expenses	(277)	(287)		(79)	(94)	
Depreciation and amortization	(21,773)	(21,587)		(7,063)	(7,304)	
Adjustment for intercompany expenses and other	(2,970)	(3,233)		(2,006)	(996)	
Total other -net	($40,161)	($36,624)		($13,539)	($11,019)	
Income from continuing operations	28,223	23,012	23%	10,867	5,923	84%
Gain (loss) on sale of real estate	12,214	(328)		11,808	-	
Net income	$40,437	$22,684	78%	$22,675	$5,923	283%
Net income attributable to noncontrolling interests	(2,724)	(3,001)		(887)	(935)	
Net income attributable to Urstadt Biddle Properties Inc.	$37,713	$19,683	92%	$21,788	$4,988	337%
Same Property Operating Expense Ratio	93.6%	79.8%	14%	101.1%	84.6%	17%

18

 Long-Term Debt Maturity Schedule  ($ in millions)  Note: As of July 31, 2021. Includes unconsolidated debt obligations.

Commitment to Corporate Responsibility

UBP
URSTADT BIDDLE PROPERTIES INC.

At Urstadt Biddle Properties Inc., we are committed to creating long-term value for our stockholders, while serving our communities, investing in our people and positively impacting the environment. Some of the activities undertaken by the Company include:

Our People

- Providing department-specific training, access to online training seminars and opportunities to participate in industry conferences and Urstadtversity
- Commitment to the full inclusion of all qualified employees and applicants
- Focusing on creating a workplace that values employee health and safety
- Introducing the next generation of real estate leaders
- Providing annual reviews and regular feedback to assist in employee development

Our Communities

- Looking for opportunities to sponsor community-building events and contribute to the vitality of the neighborhoods the Company serves
- Rollout of curbside pickup at its shopping centers to enhance the safety of customers during the COVID-19 pandemic
- Regular inspections of shopping centers by its property managers to address any potential safety issues
- Contributing to the local economy by partnering with local contractors on local projects when possible

Ethics and Governance

- Maintaining and adhering to Corporate Governance Guidelines
- Requiring vendors to complete a vendor questionnaire and make key governance and operational representations
- Focusing on cybersecurity, with oversight by the Board and circulation of quarterly updates on best practices to employees
- Aligning the interests of its executives and shareholders by emphasizing long-term stock ownership and incentives in executive compensation
- Maintaining and adhering to the Company's Code of Business Conduct and Ethics

Environmental Stewardship

- Striving to reduce the impact on climate change by reducing its carbon footprint through the generation and use of solar power
- Maintaining wetlands in accordance with regulatory guidance
- Helping customers reduce their impact on climate change by making electric vehicle charging stations available at its properties
- Incorporating best practices in water management
- Using native plants and pollinators at its properties

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